UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 12, 2016
Date of Report (Date of earliest event reported)
___________________

ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One AMD Place P.O. Box 3453 Sunnyvale, California 94088-3453 (Address of principal executive offices) (Zip Code)

(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2016, Advanced Micro Devices, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following five proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2016 (the “Proxy”):

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

	For	Against	Abstain	Broker Non-votes
Bruce L. Claflin	210,471,257	6,998,835	143,211,305	262,483,304
John E. Caldwell	207,680,051	9,717,472	143,283,874	262,483,304
Nora M. Denzel	208,969,513	8,546,617	143,165,267	262,483,304
Nicholas M. Donofrio	207,571,897	8,760,586	144,348,914	262,483,304
Martin L. Edelman	338,510,094	20,773,157	1,398,146	262,483,304
Joseph A. Householder	210,731,853	5,516,663	144,432,881	262,483,304
Michael J. Inglis	211,926,263	5,460,937	143,294,197	262,483,304
Dr. Lisa T. Su	214,212,011	3,571,452	142,897,934	262,483,304
Ahmed Yahia	338,622,946	20,843,704	1,214,747	262,483,304

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016

For	Against	Abstain	Broker Non-votes
608,554,300	9,412,891	5,197,510	--

Proposal No. 3: Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan. The Company’s stockholders approved the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan as disclosed in the Proxy.

For	Against	Abstain	Broker Non-votes
191,918,778	24,974,241	143,788,378	262,483,304

Proposal No. 4: Approval of the amendment and restatement of the Advanced Micro Devices, Inc. Executive Incentive Plan. The Company’s stockholders approved the amendment and restatement of the Advanced Micro Devices, Inc. Executive Incentive Plan as disclosed in the Proxy.

For	Against	Abstain	Broker Non-votes
207,094,333	9,653,568	143,933,496	262,483,304

Proposal No. 5: Approval on a non-binding, advisory basis of the compensation of the Named Executive Officers (“Say-on-Pay”). The Company’s stockholders approved, on a non-binding basis, the compensation of the Named Executive Officers as disclosed in the Proxy.

For	Against	Abstain	Broker Non-votes
194,444,776	21,811,819	144,424,802	262,483,304

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MICRO DEVICES, INC.

Date: May 18, 2016	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President and General Counsel